                                                                    EXHIBIT 10.1

                                   ESCROW AGREEMENT

    THIS ESCROW AGREEMENT is entered into as of this 23rd day of July, 1997 by and among HEARTLAND COMMUNICATIONS & MANAGEMENT, INC. (hereinafter, the "Depositor"), NORTHRIDGE CAPITAL CORPORATION (hereinafter, the "Selling Agent"), and GEORGE MASON BANK (hereinafter, the "Escrow Agent").

    WHEREAS, Depositor intends to solicit subscriptions ("Subscriptions") for the purchase of an aggregate of up to $20,000,000 in shares of common stock of Depositor.

    WHEREAS, under the method of subscription described in Depositor's draft Prospectus dated as of August ___, 1997 (the "Offering"), payment of the subscription price must be by check, to the order of HEARTLAND COMMUNICATIONS & MANAGEMENT, INC. ESCROW ACCOUNT (each being a "Subscription Payment"), and the resulting proceeds from Subscriptions (the "Subscription Proceeds") are required to be held by an independent depository in escrow;

    WHEREAS, the Selling Agent has been appointed by the Depositor to receive all Subscription Payments and deposit with the Escrow Agent all Subscription Proceeds; and

    WHEREAS, the Depositor and the Selling Agent desire the Escrow Agent to serve as the depository for the receipt and investment of Subscription Proceeds and the Escrow Agent is agreeable to serving as such depository;

    NOW, THEREFORE, in consideration of the foregoing promises and the covenants and agreements hereinafter set forth, it is hereby agreed as follows:

    1.   Escrow Agent.

    George Mason Bank is hereby appointed and hereby accepts the appointment, to serve as Escrow Agent for the Depositor in connection with the Offering on the terms provided herein.

    2.   Establishment of Escrow Account and Investment of Funds

         a. Upon execution of this Agreement, there shall be established a separate account for the deposit of the Subscription Proceeds to be designated as "Heartland Communications & Management, Inc. Escrow Account" (the "Escrow Account").

         b. Any and all Subscription Proceeds shall be forwarded by the Selling Agent to the Escrow Agent by noon of the business day immediately following their receipt from subscribers and shall be accompanied by a copy of each Subscription to which the Subscription Proceeds relate. The Escrow Agent shall promptly deposit the Subscription

    Proceeds into the Escrow Account. The Subscription Proceeds shall be held in the Escrow Account until disbursed in accordance with the provisions of paragraph 3.

         c. Any Subscription Proceeds placed or held in the Escrow Account ("Escrow Funds") shall be maintained and invested as the Depositor shall from time to time direct by written notice to the Escrow Agent in FDIC insured money market accounts or certificates of deposit, or direct United States Government obligations which can be readily liquidated on twenty_four hours notice. The Escrow Agent shall not be required to invest Escrow Funds until three (3) business days after receipt of any subscriber's check drawn on a local bank, or seven (7) business days after receipt of any subscriber's check drawn on an out-of-state bank as stipulated by Banking Regulation CC. During any such clearing period, said deposits may remain uninvested. No investment of funds will be made for checks received during the last three (3) business days of the Funding Deadline (defined below).

         d. The Escrow Agent shall notify the Selling Agent and the Depositor immediately in writing if any check representing a Subscription Payment is returned to the Escrow Agent for any reason and shall provide a copy of such returned check to the Selling Agent and the Depositor.

    3.   Funding Deadline; Disbursement of Funds.

         a. The Offering will terminate two (2) months from the effective date of Depositor's Form S-1 Registration Statement unless the Offering is extended by the Depositor by written notice to the Escrow Agent to a date to coincide with the conclusion of the up to nine (9) month Initial Offering Period as defined in the Prospectus (the "Funding Deadline" for purposes of this Agreement).

         b. All Escrow Funds received during the Initial Offering Period shall be released to the Depositor pursuant to the instructions of the Depositor and Selling Agent and only if by the Funding Deadline: (1) Subscriptions Proceeds of at least $2,000,000 have been deposited in the Escrow Account and cleared ("Required Funding"); and (2) the Escrow Agent has received an affidavit from the Depositor signed respectively by the Depositor's Representative and by the Selling Agent"s Representative (as such signatures appear on Exhibits A and B hereto) which certifies that the Depositor has accepted all Subscriptions for which money has been deposited with the Escrow Agent.

         c. If, at the end of the Funding Deadline, the conditions specified in (b) above have not occurred, the Escrow Agent shall accept no further Subscription Payments, and the Depositor and the Selling Agent shall notify the Escrow Agent by written affidavit that the Depositor has not received the Required Funding by the Funding Deadline. Upon receipt of such affidavit, the Escrow Agent shall promptly remit the Subscription Proceeds and accrued interest to the subscribers in proportion to their respective interests according to information to be supplied by Depositors as soon after the Funding Deadline as is reasonable in light of the bookkeeping and other tasks such return will entail.

         d. All disbursements by the Escrow Agent hereunder may be made by a check or draft drawn on the institution in which the Escrow Funds are deposited and shall be mailed by first class, United States mail, postage prepaid, to the name and address of the subscriber appearing on each Subscription. All funds remitted to subscribers pursuant to this Agreement shall be with interest accrued, less any deductions hereunder. The Escrow Agent shall be entitled to charge the Depositor the fees customarily charged by the Escrow Agent in connection with issuing checks or drafts as necessary to return all Escrow Funds to subscribers. The Escrow Agent may off-set against any interest due to the Depositor hereunder any such charges and all expenses incurred by the Escrow Agent hereunder.

         e. Any and all interest earned on the investment of the Escrow Funds, less any proper deductions for sums due from the Depositor to the Escrow Agent, shall be credited on at least a weekly basis.

         f. From time to time, the Company shall deliver to the Bank a list of subscribers that specifies the taxpayer identification numbers, mailing addresses and respective interests of such subscribers in the Escrow Funds, which list shall be kept current by the Depositor. The Depositor agrees to indemnify the Bank for any and all losses (including attorneys' fees) which the Escrow Agent might incur as a result of paying interest with respect to the Escrow Funds to such taxpayers in accordance with this Agreement and the information contained on such lists.

         g. In the event that the Escrow Agent has not received instructions from the Depositor or the Selling Agent by the end of business on the Funding Deadline, the Escrow Agent shall promptly thereafter proceed to return the Escrow Funds to the subscribers whose names appear on the Subscriptions with interest accrued, less deductions hereunder.

    4.   Subsequent Closings; Disbursement of Funds

         a. Subject to the $2,000,000 minimum offering being achieved by the Fund Deadline provided for in Section 3 of this Agreement (marking the end of the Initial Offering Period), the Escrow Account will be maintained with the Escrow Agent.

         b. The Offering will terminate on the Funding Deadline unless the Offering is extended by the Depositor by written notice to the Escrow Agent to a date no later than 18 months from the date of the Prospectus (the "Continuous Offering Period," as defined).

         c. All Escrow Funds received during the Continuous Offering Period shall be released pursuant to the instructions of the Depositor and Selling Agent (1) at a date that coincides with (a') each month-end or( b') subscriptions for at least $250,000 are accepted, whichever first occurs; and (2) the Escrow Agent has received an affidavit from the Depositor signed by the Depositor's Representative and by the Selling Agent's Representative (as such signatures appear on Exhibits A and B hereto) which certifies that the Depositor has accepted all Subscriptions for which money has been deposited with the Escrow Agent.

         d. If, for each Subsequent Closing, the conditions specified in (b) above have not occurred, the Escrow Agent shall accept no further Subscription Payments, and the Depositor and the Selling Agent shall notify the Escrow Agent by written affidavit that the Depositor has not received the Required Funding by the Subsequent Closing. Upon receipt of such affidavit, the Escrow Agent shall promptly remit the Subscription Proceeds and accrued interest to the subscribers in proportion to their respective interests according to information to be supplied by Depositor as soon after the Subsequent Closing as is reasonable in light of the bookkeeping and other tasks such return will entail.

         e. All disbursements by the Escrow Agent hereunder may be made by a check or draft drawn on the institution in which the Escrow Funds are deposited and shall be mailed by first class, United States mail, postage prepaid, to the name and address of the subscriber appearing on each Subscription. All funds remitted to subscribers pursuant to this Agreement shall be with interest accrued, less any deductions hereunder. The Escrow Agent shall be entitled to charge the Depositor the fees customarily charged by the Escrow Agent in connection with issuing checks or drafts as necessary to return all Escrow Funds to subscribers. The Escrow Agent may off-set against any interest due to the Depositor hereunder any such charges and all expenses incurred by the Escrow Agent hereunder.

         f. Any and all interest earned on the investment of the Escrow Funds, less any proper deductions for sums due from the Depositor to the Escrow Agent, shall be credited on at least a weekly basis.

         g. From time to time the Depositor shall deliver to the Escrow Agent a list of subscribers that specifies the taxpayer identification numbers, mailing addresses and respective interests of such subscribers is the Escrow Funds, which list shall be kept current by the Depositor. The Depositor agrees to indemnify the Escrow Agent for any and all losses (including attorneys' fees) which the Escrow Agent might incur as a result of paying interest with respect to the Escrow Funds to such taxpayers in accordance with this Agreement and the information contained on such lists.

         h. In the event that the Escrow Agent has not received instructions from the Depositor or the Selling Agent by the end of business at each Subsequent Closing, the

    Escrow Agent shall promptly thereafter proceed to return the Escrow Funds to the subscribers whose names appear on the Subscriptions with interest accrued, less deductions hereunder.

    5.   Standard of Care of Escrow Agent.

         5.1 The Escrow Agent shall be responsible only for performance of its duties as specified in this Agreement, and no implied covenants, duties or obligations shall bind or be enforceable against the Escrow Agent. The Escrow Agent shall not be liable to the Depositor, the Selling Agent, the Subscribers or any other person or entity for any act or failure to act other than its gross negligence or willful misconduct.

         5.2 The Escrow Agent shall not be liable for any action taken or omitted by it, or any action suffered by it to be taken or administered in good faith, and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion of counsel, other advice of counsel (including counsel selected by the Escrow Agent), statement, instrument, report or other document (not only as to its due execution and the validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by the Escrow Agent to be genuine and to be signed by the proper person or persons.

         5.3 The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless executed in writing by the parties to this Agreement and delivered to the Escrow Agent.

    6.   Indemnification of Escrow Agent.

    The Depositor agrees to indemnify and hold the Escrow Agent harmless against any damage, liability, cost or loss which it may incur by reason of its appointment or performance as Escrow Agent or its identification as such in Depositor's Prospectus, including, without limitation, reasonable attorney's fees, except for any damage, liability, cost or loss resulting from the willful misconduct or gross negligence of the Escrow Agent.

    7.   Termination.

    Escrow Agent's responsibilities hereunder shall cease upon the closing of the Escrow Account and its disbursement of all of the Escrow Funds pursuant to paragraph 3 of the Agreement, provided however, that this Agreement shall terminate on the effective date of the resignation of the Escrow Agent in accordance with paragraph 10. Notwithstanding the foregoing, the Depositor's obligations under paragraphs 4 and 5 of this Agreement shall survive the termination of Escrow Agent's responsibilities hereunder.

    8.    Notices.

    Any notices, requests, directions, certifications or the like given by the Depositor, Depositor's Representative, Selling Agent's Representative or the Escrow Agent in connection with this Escrow Agreement shall be delivered in person or mailed, certified mail, postage prepaid, to the following addresses:

                   If to the Escrow Agent:
                   George Mason Bank
                   1320 Old Chain Bridge Road
                   McLean, Virginia 22101
                   Attn: Glen Kinard

                   If to the Depositor:
                   Heartland Communications & Management, Inc.
                   1320 Old Chain Bridge Road -- Suite 220
                   McLean, Virginia 22101
                   Attn: Michael L. Foudy

                   If to the Selling Agent:
                   Northridge Capital Corporation
                   625 Colonial Park Drive -- Suite 102
                   Roswell, Georgia 30075
                   Attn:  Anthony Negus

    9.  Conflicting Demands.

    In the event conflicting demands are made upon the Escrow Agent with respect to this Agreement, the Escrow Account or any of the Escrow Funds, the Depositor and the Selling Agent acknowledge and agree that the Escrow Agent shall have the absolute right to elect to do either or both of the following:(a) cease all further performance under this Agreement by the Escrow Agent; or (b) file a suit in interpleader and obtain an order from a court with jurisdiction over such matter which requires the parties to interplead and litigate in such court their several claims and rights against each other. In the event an interpleader suit is brought, the Escrow Agent, at its election, shall be fully released and discharged from obligations to further perform any and all duties or obligations imposed upon it under this Agreement, the Depositor agrees to pay and reimburse the Escrow Agent for all costs, expenses and reasonable attorney's fees expended or incurred by it in the defense or prosecution of such interpleader suit in such amounts as shall be fixed and deemed reasonable by the court.

    10.  Relationships Among Parties.

    The parties hereto expressly recognize that this Agreement does not create any legal relationship whatsoever among the parties hereto other than as expressly set forth herein. The parties agree that the Subscription Proceeds deposited with the Escrow Agent shall be deemed held in trust by the Escrow Agent for the benefit of the Depositor and the Subscribers and shall not be commingled with any other funds of the Depositor, the Selling Agent or any of their affiliates, in the possession or custody of the Escrow Agent, or under its control.

    11.  Resignation of Escrow Agent.

    The Escrow Agent may at any time resign and be discharged of the escrow responsibilities hereby created by giving written notice to the Depositor and the Selling Agent, specifying the date upon which it desires that such resignation shall take effect. Such resignation shall take effect on the date specified in such notice, which date shall be the earlier of: (i) five (5) days after giving such notice; or (ii) the date upon which the successor to the Escrow Agent (the "Successor Escrow Agent") shall have been chosen by the Depositor and the Selling Agent and shall have accepted its appointment as such. Upon such acceptance, the Escrow Funds may be transferred to an escrow account, if necessary or desirable, established by the Successor Escrow Agent pursuant to the provisions of this Agreement. The Successor Escrow Agent shall administer the Escrow Fund and assume all other duties of the Escrow Agent as set forth in this Agreement. If no Successor Escrow Agent shall have been appointed as of the effective date of the resignation of the Escrow Agent as set forth above, the Escrow Agent or the Depositor may petition a court of competent jurisdiction for the appointment of a Successor Escrow Agent.

    12.  Amendments and Modifications.

    This Agreement shall not be amended, modified or supplemented except by a writing executed among the parties hereto.

    13.  Counterparts

    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

    14.  Governing Law.

    This Agreement shall be governed by and construed under the applicable laws of Georgia, without giving effect to any choice of laws or rules which may otherwise be applicable.

    15.  Applicability of Rule 15c2-4.

    Notwithstanding anything herein to the contrary, all of the obligations and duties of the parties hereto shall be subject to and consistent with Rule 15c2-4 under the Securities and Exchange Act of 1934.

    16.  Fees and Expenses of Escrow Agent.

    Escrow Agent shall be paid a $750 escrow fee. Expenses paid the Escrow Agent shall be determined in accordance with the fee schedule attached as Exhibit C. All such fees and expenses shall be paid by the Depositor.

    IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date and year above specified.

                             HEARTLAND COMMUNICATIONS & MANAGEMENT, INC.

                             By:  Micheal L. Foudy
                                 -----------------------------
                                  Michael L. Foudy, President

                             GEORGE MASON BANK

                             By:  Glen Kinard
                                  ------------------------------
                                  Glen Kinard, Authorized Officer

                             NORTHRIDGE CAPITAL CORPORATION

                             By: Anthony John Negus
                                 ---------------------------------
                                 Anthony John Negus, President

                           EXHIBIT "A" TO ESCROW AGREEMENT

                      Signature of Authorized Representative of

                     HEARTLAND COMMUNICATIONS & MANAGEMENT, INC.


                                   Micheal L. Foudy
                             ------------------------------
                                   Michael L. Foudy

                           EXHIBIT "B" TO ESCROW AGREEMENT

                      Signature of Authorized Representative of

                            NORTHRIDGE CAPITAL CORPORATION


                                  Anthony John Negus
                           --------------------------------
                                  Anthony John Negus

                                Fee
                                Schedule



                            Business Accounts




                                  George
                                Mason Bank

                         Where smart money banks

                       Fee Schedule -- Business Accounts


                Deposit Accounts                        Overdraft--Insufficient Funds
                                                         Per item charge...........................$25.00
Business Checking*
 Minimum deposit to open.....................$100       Returned Check--Insufficient Funds
 Monthly Maintenance Fee for daily                       Per item charge...........................$25.00
  account balance under $2,000.............$10.00
                                                        Telephone Transfers
Business Interest Checking*                              Transfers in amounts under $500............$4.75
 Minimum deposit to open.....................$100
 Monthly Maintenance Fee for                            Stop Payment, Regular Check................$25.00
  daily account balance under $750..........$9.50
                                                        Attachments, Tax Liens,
Mason Money Market Account*                             Garnishments...............................$75.00
 Minimum deposit to open...................$1,000
 Monthly Maintenance Fee for                            Cashier's Check--Customers..................$5.95
  daily account balance under $2,000........$9.50                      --Non-Customers.............$12.95
 Charge for third-party payments in
  excess of legal maximum..........per item $9.50       Money Order.................................$5.95

Business Savings Accounts*                              Certified Check............................$14.95
Limit one account per Social Security/Tax ID number.
 Minimum deposit to open.....................$100       Charged Back Item...........................$4.75
 Quarterly Maintenance Fee for
  daily account balance under $200..........$6.00       Other Services
 Teller window withdrawal charge
  in excess of six per quarter (per item)...$0.95       Research or Reconcilement
                                                         Per half hour.............................$11.50
Dormant Checking and Savings Accounts                    Minimum charge............................$11.50
 Subject to regular monthly account charges.
                                                        Collection Items
Special Statement...........................$4.75        Bond Coupon, per envelope charge...........$7.50
 Individual item
  within statement................$0.05 per item+       Sight Drafts......................per item $10.00
                            (plus research costs)
                                                        Securities Purchased or Sold...............$60.00
+Customers whose checks are not returned with
 statement are allowed 2 items per month at no charge.  Traveler's Cheques (per $100)...............$1.50

*Charge for account closure                             Traveler's Cheques for Two (per $100).......$1.75
 within 90 days of opening.................$17.50
 Does not apply to account consolidations.                           Fee Schedule continues on back panel


Coins, per roll.................................$0.07

Currenty, per strap.............................$0.35

Night Deposit Bag purchase, per bag............$12.00

Wire Transfers
  Outgoing Domestic, per wire charge...........$15.00
  Outgoing Foreign, per wire charge............$30.00
  (plus any additional correspondent bank charges)
  Incoming, Non-Customers......................$25.00

Smart Money Talks
(24-hour account information)
  Last five debits...........................No Charge
  Last five credits..........................No Charge
  Balance inquires...........................No Charge
  Specific check.............................No Charge
  Transfer...........................Not available for
                                     business accounts

                  Safe Deposit Box Services

Safe Deposit Box Size"                     Annual Rent
  2"x 5"x24"                                   $25.00
  3"x 5"x24"                                   $32.50
  5"x 5"x24"                                   $47.50
  3"x10"x24"                                   $54.50
  5"x10"x24"                                   $77.50
 10"x10"x24"                                  $127.50

*All sizes not available at all branches

George Mason Bank reserves the right to amend the terms and conditions contained herein.

Each depositor is insured up to $100,000 by the Federal Deposit Insurance Corporation


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                    Member FDIC